UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 24, 2021
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DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware		001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, NW			20037-1701
Suite 800W
Washington,	DC
(Address of Principal Executive Offices)			(Zip Code)
202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DHR	New York Stock Exchange
4.75% Mandatory Convertible Preferred Stock, Series A, without par value	DHR.PRA	New York Stock Exchange
5.00% Mandatory Convertible Preferred Stock, Series B, without par value	DHR.PRB	New York Stock Exchange
Floating Rate Senior Notes due 2022	DHR/22A	New York Stock Exchange
1.700% Senior Notes due 2024	DHR 24	New York Stock Exchange
2.500% Senior Notes due 2025	DHR/25	New York Stock Exchange
0.200% Senior Notes due 2026	DHR/26	New York Stock Exchange
2.100% Senior Notes due 2026	DHR 26	New York Stock Exchange
1.200% Senior Notes due 2027	DHR/27	New York Stock Exchange
0.450% Senior Notes due 2028	DHR/28	New York Stock Exchange
2.500% Senior Notes due 2030	DHR 30	New York Stock Exchange
0.750% Senior Notes due 2031	DHR/31	New York Stock Exchange
1.350% Senior Notes due 2039	DHR/39	New York Stock Exchange
1.800% Senior Notes due 2049	DHR/49	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(b)     On August 24, 2021, Robert S. Lutz, Senior Vice President-Chief Accounting Officer of Danaher Corporation (the “Company” or “Danaher”), notified the Company that he will step down from such position as of January 1, 2022. Christopher M. Bouda, 44, will succeed Mr. Lutz as Vice President-Chief Accounting Officer as of such date. Mr. Bouda has served as Danaher’s Vice President-Finance since joining Danaher in August 2016. Following January 1, 2022, Mr. Lutz is expected to continue performing services to Danaher on a part-time basis.
In connection with Mr. Bouda’s promotion, as of January 1, 2022 his compensation will be as follows:
•his annual base salary will be increased to $475,000;
•his 2022 annual cash incentive compensation award opportunity under Danaher’s 2007 Omnibus Incentive Plan (the “Plan”) will be based on a target percentage of 60%; and
•Mr. Bouda will receive a 2022 annual equity award under the Plan with a target award value of $500,000, split evenly between stock options and time-vested restricted stock units, in each case in a manner consistent with the Company’s standard grant practices.
In addition, on August 24, 2021, Angela S. Lalor, Senior Vice President-Human Resources of Danaher, notified the Company that she will step down from such position as of April 1, 2022. Georgeann F. Couchara, 45, will succeed Ms. Lalor as Senior Vice President-Human Resources as of such date. Ms. Couchara currently serves as Danaher’s Vice President-Talent and has served in a series of progressively more responsible positions since joining Danaher in 2004. Following April 1, 2022, Ms. Lalor is expected to continue performing services to Danaher on a part-time basis.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date:	August 24, 2021	By:	/s/ James F. O'Reilly
James F. O'Reilly
Vice President, Deputy General Counsel and Secretary